Property, Plant and Equipment, Net	6 Months Ended
Mar. 31, 2026
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 8 — PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consist of the following:

	March 31, 2026	September 30, 2025
Buildings	$2,533,424	$2,454,205
Machinery and equipment	1,947,025	1,886,537
Motor vehicles	286,229	277,531
Office and electric equipment	716,458	675,424
Leasehold improvements	296,657	287,642
Construction in progress (1)	8,542,580	6,537,800
Subtotal	14,322,373	12,119,139
Less: accumulated depreciation	(4,472,532)	(4,223,754)
Property, plant and equipment, net	$9,849,841	$7,895,385

(1)	The Company is constructing a new manufacturing facility in Chuzhou City, Anhui, to expand the production capacity for its premium mobility products, particularly mid-to-high-end electric wheelchairs and senior mobility scooters. The investment budget for the new manufacturing facility is approximately RMB86.8 million (approximately $12.6 million) after VAT deduction. The construction was originally expected to be completed in October 2025. Due to enhancements and optimizations to the internal renovation work, as well as the addition of supplementary deepened smart factory systems for the intelligent plant initiative, the completion of the construction in progress is postponed to October 2026. As of March 31, 2026, total cost incurred for the construction was $8,542,580 (approximately RMB59.0 million). Construction in progress is not depreciated until placed in service.

Depreciation expense was $114,722 and $117,478 for the six months ended March 31, 2026 and 2025, respectively.